EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

(each, a “Company” and, together, the “Companies”)

Supplement dated November 6, 2006

to the following Prospectuses of the Companies:

Excelsior Funds Trust Institutional Funds Prospectus, dated July 31, 2006	Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. Fixed Income Funds Prospectus, dated July 31, 2006

Excelsior Funds, Inc. and Excelsior Funds Trust Institutional Funds Prospectus Retirement Shares Prospectus Equity Funds Prospectus, each dated July 31, 2006	Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. Money Funds Prospectus, dated July 31, 2006

Excelsior Funds, Inc.

Core Bond Fund – Institutional Shares

Prospectus/Information Statement,

dated August 25, 2006

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

At a meeting held on September 29, 2006, the Boards of Directors/Trustees of the Companies authorized the Funds to exempt from redemption fees transactions by the investment adviser or its affiliates on behalf of certain pooled investment vehicles. Accordingly, the fourth sentence of the fourth paragraph under the heading “Frequent Trading” in the section entitled, “More Information About Principal Risks and Strategies” in each Prospectus is revised as follows:

The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums); and (viii) Transactions by the Adviser or its affiliates on behalf of certain pooled investment vehicles. Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

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